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Exhibit 10.48

                    Schedule to Form of Management Agreement
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
Project                      Management Firm                         Beds   County/State                     Location
Centerville, Ohio            Balanced Care at Centerville, Inc.      198    Montgomery County, Ohio          1046 North Jefferson
                                                                                                             Street, Medina, Ohio
                                                                                                             44256

Medina, Ohio                 Balanced Care at Medina, Inc.           137    Medina, Ohio                     8630 Washington
                                                                                                             Church Road,Miamisburg,
                                                                                                             Ohio 45342

Shippensburg, Pennsylvania   Balanced Care at Shippensburg, Inc.     120    Cumberland County, Pennsylvania  120 Walnut Bottom Road,
                                                                                                             Shippensburg, PA  17257
                             Senior Care Operators of Shippensburg,
                             LLC
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